Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of September 28, 2020

to

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 14, 2019

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of September 28, 2020 by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg, having its registered office at 2, rue des Dahlias, L-1411 Luxembourg and registered with the Luxembourg Trade and Companies Register under number B 148.907 (“Chart Luxembourg”), Chart Asia Investment Company Limited, a private limited company incorporated under the laws of Hong Kong with company number 1174361 and having its registered office address at 36/F., Tower Two, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Fourth Amended and Restated Credit Agreement dated as of June 14, 2019 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.    Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order:

““Ancillary Documents” shall have the meaning assigned to such term in Section 9.13.”

““CryoBio Divestiture” shall mean the disposition pursuant to which the Company (and/or one or more of its Subsidiaries) will divest its cryobiological products business to Cryoport, Inc., all as more specifically described in the Company’s Current Report on Form 8-K dated August 24, 2020 and filed with the SEC on August 25, 2020.”

““Lender-Related Person” shall mean the Administrative Agent, any Arranger, any Co-Syndication Agent, any Co-Documentation Agent, the Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons.”

““Liabilities” shall mean any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.”

(b)    The definition of “Alternate Base Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to replace each reference to “2.00%” therein and replace each such reference with a reference to “1.50%”.

(c)    The definition of “Interpolated Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to replace each reference to “1.00%” therein and replace each such reference with a reference to “0.50%”.

(d)    The definition of “LIBO Screen Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to replace each reference to “1.00%” therein and replace each such reference with a reference to “0.50%”.

(e)    The definition of “Net Cash Proceeds” appearing in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “out-of-pocket expenses paid” therein and replace such reference with a reference to “out-of-pocket expenses paid (or reasonably estimated to be payable)”.

(f)    The definition of “Prepayment Event” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate clause (a) thereof in its entirety as follows:

“(a)    (i) any sale, transfer or other disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset of the Company or any Subsidiary pursuant to Section 6.05(h) resulting in Net Cash Proceeds equal to or greater than $15,000,000 or (ii) any sale, transfer or other disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset of the Company or any Subsidiary pursuant to Section 6.05(p); or”

(g)    Section 2.11(c) of the Credit Agreement is hereby restated in its entirety as follows:

“(c)    In the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Company or any of its Subsidiaries in respect of any Prepayment Event, the Company shall, within five (5) Business Days after such Net Cash Proceeds are received (or, solely in the case of Net Cash Proceeds received in respect of an event described in clause (a)(ii) of the definition of the term “Prepayment Event” (i) by the Company or any Domestic Subsidiary, within ten (10) Business Days or (ii) by any Foreign Subsidiary, within twenty (20) Business Days (or, to the extent approved by the Administrative Agent in its discretion, thirty (30) Business Days)), prepay the Term Loans (and/or, solely in the case of Net Cash Proceeds received in respect of an event described in clause (a)(ii) of the definition of the term “Prepayment Event”, prepay the Revolving Facility Loans) as set forth in Section 2.11(d) below in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that, in the case of any event described in clause (a)(i) or (b) of the definition of the term “Prepayment Event”, if the Company shall deliver to the Administrative Agent a certificate of an Authorized Officer to the effect that the Company or its relevant Subsidiaries intend to apply the Net Cash Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Cash Proceeds, to reinvest in assets used or useful in the business (excluding inventory) of the Company and/or its Subsidiaries, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Cash Proceeds specified in such certificate; provided further that to the extent of any such Net Cash Proceeds therefrom that have not been so applied by the end of such 365-day period (or within a period of 180 days thereafter if by the end of such initial 365 day period the Company or one or more Subsidiaries shall have entered into an agreement with an unaffiliated third party to acquire such assets with such Net Cash Proceeds), at which time a prepayment shall be required in an amount equal to such Net Cash Proceeds that have not been so applied.”

(h)    Section 2.11(d) of the Credit Agreement is hereby restated in its entirety as follows:

“(d)    (i) All mandatory prepayment amounts pursuant to Section 2.11(c) (other than any prepayment in respect of any event described in clause (a)(ii) of the definition of the term “Prepayment Event”) shall be applied to prepay the Term Loans as follows: (A) first, to the scheduled payments of the Term Loans due on the next eight (8) Term Loan Installment Dates occurring after receipt of such Net Cash Proceeds, in direct order of maturity and (B) second, pro rata, to the remaining scheduled payments of the Term Loans (excluding the payment due on the Maturity Date). (ii) All mandatory prepayment amounts pursuant to Section 2.11(c) in connection with any prepayment in respect of any event described in clause (a)(ii) of the definition of the term “Prepayment Event” shall be applied (A) to prepay outstanding Revolving Facility Loans (without permanent reduction of the Revolving Facility Commitment) and/or (B) to prepay the Term Loans as follows: (I) first, to the scheduled payments of the Term Loans due on the next eight (8) Term Loan Installment Dates occurring after receipt of such Net Cash Proceeds, in direct order of maturity and (II) second, pro rata, to the remaining scheduled payments of the Term Loans (excluding the payment due on the Maturity Date). It is understood and agreed that any prepayment in respect of any event described in clause (a)(ii) of the definition of the term “Prepayment Event” will not be subject to any break funding payments required by Section 2.16.”

(i)    Section 2.14 of the Credit Agreement is hereby amended to replace each reference to “1.00%” therein and replace each such reference with a reference to “0.50%”.

(j)    Section 6.05(c) of the Credit Agreement is hereby amended to replace the reference to “in any fiscal year of the Company, the greater of (x) U.S.$65.0 million and (y) 5% of Consolidated Tangible Assets” therein and replace such reference with a reference to “from and after the Effective Date, the greater of (x) U.S.$250.0 million and (y) 25% of Consolidated Tangible Assets”.

(k)    Section 6.05(h) of the Credit Agreement is hereby amended to replace the reference to “in any fiscal year of the Company, the greater of (x) U.S.$65.0 million and (y) 5% of Consolidated Tangible Assets” therein and replace such reference with a reference to “from and after the Effective Date, the greater of (x) U.S.$250.0 million and (y) 25% of Consolidated Tangible Assets”.

(l)    Section 6.05 of the Credit Agreement is hereby further amended to (i) delete the “and” at the end of clause (n) thereof, (ii) replace the period at the end of clause (o) thereof with “; and” and (iii) insert a new clause (p) therein immediately following clause (o) thereof as follows:

“(p)    the CryoBio Divestiture.”

(m)    Section 9.13 of the Credit Agreement is hereby restated in its entirety as follows:

“SECTION 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Company or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Company and each other Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Company and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this

Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Company and/or any other Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.”

2.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, each of the Lenders and the Administrative Agent.

(b)    The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Loan Parties.

(c)    The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the Loan Documents.

3.    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, examinership, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.    Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.    Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court.

6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC., as the Company

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	CEO and President

CHART INDUSTRIES LUXEMBOURG S.À R.L., as a Foreign Borrower

By:	/s/ Nicolas Schreurs
Name:	Nicolas Schreurs
Title:	Class A Director (Gérant de catégorie A)

By:
Name:	Jillian C. Harris
Title:	Class B Director (Gérant de catégorie B)

CHART ASIA INVESTMENT COMPANY LIMITED, as a Foreign Borrower

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Director

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Andrew Rossman
Name:	Andrew Rossman
Title:	Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ryan Maples
Name:	Ryan Maples
Title:	Sr. Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. David Izard
Name:	J. David Izard
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brandon K. Fiddler
Name:	Brandon K. Fiddler
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Gentles
Name:	Andrew Gentles
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Joshua Hovermale
Name:	Joshua Hovermale
Title:	Director

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

CITIZENS BANK, N.A., as a Lender

By:	/s/ Karmyn Paul
Name:	Karmyn Paul
Title:	Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shaun R. Kleinman
Name:	Shaun R. Kleinman
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Spencer Hughes
Name:	Spencer Hughes
Title:	Managing Director

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

CIBC BANK USA, as a Lender

By:	/s/ Samir D. Desai
Name:	Samir D. Desai
Title:	Managing Director

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

BBVA USA, an Alabama banking corporation, as a Lender

By:	/s/ Heather Allen
Name:	Heather Allen
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

CAPITAL ONE, N.A., as a Lender

By:	/s/ Paul Isaac
Name:	Paul Isaac
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Christopher Winthrop
Name:	Christopher Winthrop
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Vito Cotoia
Name:	Vito Cotoia
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

FIRST HORIZON BANK (f/k/a CAPITAL BANK), as a Lender

By:	/s/ Terence J. Dolch
Name:	Terence J. Dolch
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

SYNOVUS BANK, as a Lender

By:	/s/ Chandra Cockrell
Name:	Chandra Cockrell
Title:	Corporate Banker

Signature Page to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Fourth Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of November 3, 2017, by and among Chart Industries, Inc., a Delaware corporation (the “Company”), Chart Industries Luxembourg S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of Luxembourg (“Chart Luxembourg”), Chart Asia Investment Company Limited, a private limited company incorporated under the laws of Hong Kong (“Chart Hong Kong” and, together with the Company and Chart Luxembourg, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of September 28, 2020 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated September 28, 2020

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

CHART INC., as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Chairman and President

CHART ENERGY & CHEMICALS, INC.

CHART COOLER SERVICE COMPANY, INC.

RCHPH HOLDINGS, INC.

PREFONTAINE PROPERTIES, INC.

SKAFF CRYOGENICS, INC., each as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Chairman and CEO

CHART INTERNATIONAL HOLDINGS, INC., as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Chairman, CEO and President

CHART ASIA, INC.

HUDSON PRODUCTS HOLDINGS INC.

COFIMCO USA, INC.

HUDSON PRODUCTS MIDDLE EAST LLC

HUDSON PARENT CORPORATION

HUDSON PRODUCTS CORPORATION, each as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Chairman

Signature Page to Consent and Reaffirmation to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.

CHART INTERNATIONAL, INC., as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	CEO

THERMAX, INC., as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	Chairman and Chief Operating Officer

CRYO-LEASE, LLC E&C FINFAN, INC, each as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	President and CEO

SKAFF, LLC, as a Guarantor and Subsidiary Loan Party (in each capacity)

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	President and Chief Operating Officer

Signature Page to Consent and Reaffirmation to Amendment No. 2 to

Fourth Amended and Restated Credit Agreement dated as of June 14, 2019

Chart Industries, Inc.